SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


	THIS SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT is dated and effective as of December 28, 1999 (the "Sixth Amendment"), among OMNI ENERGY SERVICES CORP., a Louisiana corporation (the "Borrower"), AMERICAN AVIATION L.L.C., a Missouri limited liability company ("Aviation"), OMNI ENERGY SERVICES CANADA CORP., an Alberta, Canada corporation formerly known as Hamilton
Drill Tech Inc. ("Omni Canada"), OMNI ENERGY SERVICES-ALASKA, INC., an Alaska corporation ("Omni Alaska"), and HIBERNIA NATIONAL BANK, a national banking association (the "Bank").

                             W I T N E S S E T H:

	WHEREAS, the Borrower, Aviation, Omni Marine & Supply, Inc., and the Bank have heretofore entered into an Amended and Restated Loan Agreement dated as of January 20, 1998, as amended by First Amendment thereto dated as of March 31, 1998, as amended by Second Amendment thereto dated as of July 31, 1998, as amended by Third Amendment thereto dated as of October 30, 1998, as amended by Fourth Amendment thereto dated as of March 29, 1999, and as amended by Fifth Amendment thereto dated as of September 29, 1999 (as so amended, the "Loan Agreement"), pursuant to which the Bank established in favor of the Borrower certain credit facilities consisting of Acquisition Loans, Revolving Loans, Bridge Loans, and a Term Loan;

	WHEREAS, subsequent to the execution of the Loan Agreement, Omni Canada and Omni Alaska became wholly-owned subsidiaries of the Borrower, and Omni Marine & Supply, Inc., a Louisiana corporation, was merged into the Borrower;

	WHEREAS, the Loans by the Bank to the Borrower are guaranteed, in solido, by Aviation, Omni Canada, and Omni Alaska as the Guarantors;

	WHEREAS, the indebtedness evidenced by the Bridge Note has been paid;

	WHEREAS, on July 12, 1999, the Borrower and the Bank, with the consent of the Guarantors, agreed to reduce and did reduce the Revolving Loan Commitment from $7,000,000.00 to $6,000,000.00;

	WHEREAS, pursuant to the Fifth Amendment, the Bank (i) extended the scheduled July 31, 1999 principal payments on all Loans to October 31, 1999 and (ii) allowed the Borrower until October 31, 1999 to remedy all financial covenant violations;

	WHEREAS, the Borrower is currently in default under the Loan Agreement because of Borrower's failure to make scheduled principal payments. In addition, it is anticipated that the Borrower, as of December 31, 1999, will not be in compliance with the financial covenant requirements contained in
Section 11.9(a) (minimum EBITDA) and Section 11.9(c) (minimum working capital) of the Loan Agreement;

	WHEREAS, the Borrower, with the consent of the Guarantors, has requested that the Lender (i) extend the maturity of the Notes from January 20, 2000 to March 31, 2000, (ii) restructure the principal payments due the Bank under the Acquisition Note and the Term Note, and (iii) waive compliance with certain financial covenant requirements as of December 31, 1999; and

	WHEREAS, subject to the terms and conditions of the Loan Agreement, as amended by this Sixth Amendment, the Bank is willing to honor the Borrower's requests.

	NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:

        1. DEFINED TERMS. Capitalized terms used herein which are defined in the Loan Agreement are used herein with such defined meanings, except as may be expressly set forth in this Sixth Amendment.

        2.      DEFINED TERMS REVISION.

                (a) The definitions of the term "Acquisition Note", "Term Note", and "Revolving Note" appearing in Section 1.1 of the Loan Agreement are hereby supplemented to include each of the Allonges to such Notes as provided in the Sixth Amendment.

		(b)	The definition of the term "Termination Date"
appearing in Section 1.1 of the Loan Agreement is hereby deleted and restated as follows:

                        "Termination Date" shall mean, with respect to the Bank's Commitments the earlier to occur of (i) March 31, 2000, or (ii) the date of termination of the Commitments pursuant to Article XIII hereof.

		(c)	The following definition is hereby added to the Loan
Agreement:

                        "Sixth Amendment" shall mean that certain Sixth Amendment to Amended and Restated Loan Agreement dated as of December 28, 1999 by and among the Borrower, Aviation, Omni Canada, Omni Alaska, and the Bank.


        3. TERMINATION DATE AND PRINCIPAL PAYMENTS. Subject to the terms and conditions of this Sixth Amendment, the Termination Date for all Loans is as set forth in paragraph 2(b) above. The final maturity date specified in the Notes is extended from January 20, 2000 to March 31, 2000. Further, the amounts and dates for principal payments due under the Term Note and the Acquisition Note shall be as set forth in an Allonge to each such Note to be executed by Borrower. The maturity date extension also shall be set forth in an Allonge to each of the Notes to be executed by Borrower.

        4. REVISION TO ARTICLE III (ACQUISITION LOANS) OF THE LOAN AGREEMENT. Subject to the terms and conditions of the Loan Agreement, as amended by this Sixth Amendment, the parties agree as follows: Section 3.2.1 of the Loan Agreement, as modified by the Fifth Amendment, is hereby amended to reflect that the final maturity of the Acquisition Note is March 31, 2000.

        5. REVISION TO ARTICLE V (FEES) OF THE LOAN AGREEMENT. The following new Section is hereby added to the Loan Agreement as Section 5.6:

                SECTION 5.6. EXTENSION FEE. The Borrower shall pay to the Bank an extension fee of $150,000.00 on the earlier to occur of (i) March 31, 2000 or (ii) the payment in full of all amounts due under the Notes.

        6. CONFIRMATION OF COLLATERAL DOCUMENTS. All of the liens, privileges, priorities and equities existing and to exist under and in accordance with the terms of the Collateral Documents are hereby renewed, extended and carried forward as security for all of the Loans and all other debts, obligations and liabilities of the Borrower to the Bank. Further, the Guarantors hereby confirm their solidary liability for all Loans.

        7. CONDITIONS PRECEDENT. The agreements and obligation of the Bank as set forth in this Sixth Amendment are subject to satisfaction of the following conditions precedent:

		(a)	The Borrower shall have executed and delivered to the
Bank this Sixth Amendment, an Allonge to each of the Revolving Note, the Acquisition Note, and the Term Note, and all other documents required by the Loan Agreement, as amended by this Sixth Amendment, and the Guarantors shall have executed and delivered to the Bank this Sixth Amendment, and all other documents required by the Loan Agreement, as amended by this Sixth Amendment, all in form and substance and in such number of counterparts as may be required by the Bank;

		(b)	The representations, warranties, and covenants of the
Borrower and the Guarantors as set forth in the Loan Agreement, as amended by this Sixth Amendment, or in any Related Document furnished to the Bank in connection herewith, shall be and remain true and correct;

		(c)	The Bank shall have received a favorable legal opinion
of counsel to the Borrower and the Guarantors, in form, scope and substance satisfactory to the Bank;

		(d)	The Bank shall have received certified resolutions of
the Borrower and the Guarantors authorizing the execution of all documents and instruments contemplated by this Sixth Amendment;

		(e)	Except for Events of Default pertaining to Loan
payment and financial covenant violations as addressed in this Sixth Amendment, no Default or Event of Default shall exist or shall result from renewal of the Loans as provided for herein;

		(f)	The Borrower and the Guarantors shall have provided
the Bank with all financial statements, reports and certificates required by the Loan Agreement, as amended by this Sixth Amendment;

		(g)	The Bank shall have received the articles of
incorporation and bylaws, as amended, of the Borrower and the articles of organization, operating agreement, articles of incorporation, and bylaws, as amended, of the Guarantors, and the Bank's counsel shall have reviewed the foregoing documents and is satisfied with the validity, due authorization and enforceability thereof and of all Related Documents;

		(h)	The Bank shall have received evidence acceptable to
the Bank and its counsel that its Encumbrances affecting the Collateral shall have a first priority position, subject only to Permitted Encumbrances;

		(i)	Except as provided in (e) above, there shall have
occurred no Material Adverse Change;

                (j) The Bank's due diligence and review of all financial information provided by the Borrower and the Guarantors, and the Bank's field audit of the Borrower's books and records, shall be satisfactory to the Bank;

		(k)	The Bank's receipt of a current listing of all senior
and subordinated debt of the Borrower (on a consolidated basis);

		(l)	The Borrower must maintain insurance acceptable to
the Bank, naming Bank as additional insured and/or loss payee, and deliver to Bank evidence of such insurance coverages;

		(m)	Interest payments on all Loans must be paid current
and remain current;

		(n)	Advantage Capital must execute a written subordination
agreement in favor of Bank and The CIT Group/Equipment Financing, Inc., whereby Advantage Capital subordinates all present and future indebtedness owed by Borrower, which agreement must be delivered to, and in form and substance satisfactory to, Bank;

		(o)	The Borrower must make a $450,000.00 principal payment
to Bank;

                (p) All legal fees by Bank's counsel pertaining to matters involving Borrower, including preparation of this Sixth Amendment, must be paid by Borrower; and

 		(q)	Advantage Capital must provide an additional
$1,000,000.00 in equity or subordinated debt to the Borrower.

        8.      REVISION TO ARTICLE XI (AFFIRMATIVE COVENANTS) OF THE
LOAN AGREEMENT. The parties to this Sixth Amendment acknowledge the Borrower's anticipated failure to comply as of December 31, 1999 with the financial covenants set forth in Section 11.9(a) and (c) of the Loan Agreement.
Subject to the terms and conditions of this Sixth Amendment, the Bank agrees to waive Borrower's compliance as of December 31, 1999 with the financial covenant requirements set forth in Section 11.9(a) and (c) of the Loan Agreement.

        9. EXTENSION OF LOANS. The Bank agrees to extend the Termination Date for all Loans to January 31, 2001 if the Borrower has raised additional capital (subordinated debt or equity) of $3,000,000.00 by March 31, 2000, and satisfactory evidence thereof has been furnished to the Bank.

        10. REPRESENTATION. On and as of the date hereof, and after giving effect to this Sixth Amendment, the Borrower and the Guarantors confirm, reaffirm and restate the representations and warranties set forth in the Loan Agreement and the Collateral Documents; provided, that each reference to the Loan Agreement herein shall be deemed to include the Loan Agreement as amended by this Sixth Amendment.

        11. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Bank for all legal fees and expenses of counsel to the Bank in connection with the transactions contemplated by this Sixth Amendment.

	12.	WAIVER OF DEFENSES; RELEASE OF LIABILITIES.  THE BORROWER AND
THE GUARANTORS ACKNOWLEDGE THAT THIS SIXTH AMENDMENT CONTAINS A RENEWAL OF THE LOANS, AN EXTENSION OF PAYMENTS, AND A FORBEARANCE BY THE BANK. IN CONSIDERATION OF THE BANK'S EXECUTION OF THIS SIXTH AMENDMENT, THE BORROWER AND THE GUARANTORS DO HEREBY IRREVOCABLY WAIVE ANY AND ALL CLAIMS, CAUSES OF ACTION, AND/OR DEFENSES TO PAYMENT ON ANY INDEBTEDNESS OWED BY ANY OF THEM TO THE BANK THAT MAY EXIST AS OF THE DATE OF EXECUTION OF THIS SIXTH AMENDMENT. FURTHER, BORROWER AND THE GUARANTORS HEREBY AGREE THAT ALL DISPUTES AND CLAIMS WHATSOEVER OF ANY KIND OR NATURE WHICH BORROWER AND/OR ANY OF THE GUARANTORS PRESENTLY HAS OR MAY HAVE AGAINST BANK, WHETHER PRESENTLY KNOWN OR UNKNOWN, WHICH BORROWER AND/OR ANY OF THE GUARANTORS COULD HAVE ASSERTED AGAINST BANK, ARE FULLY AND FINALLY RELEASED, COMPROMISED AND SETTLED. BORROWER AND THE GUARANTORS, INDIVIDUALLY AND FOR THEMSELVES, THEIR, SUCCESSORS IN INTEREST
AND ASSIGNS, DO HEREBY EXPRESSLY RELEASE AND FOREVER RELIEVE, DISCHARGE AND GRANT FULL ACQUITTANCE TO BANK FOR AND FROM ANY AND ALL CAUSES OF ACTION, SUITS, CLAIMS, DEBTS, OBLIGATIONS OR LIABILITIES OF ANY NATURE WHATSOEVER, KNOWN OR UNKNOWN, ALLEGED OR NOT ALLEGED, WHICH BORROWER AND/OR ANY OF THE GUARANTORS HAS OR MAY HAVE AGAINST BANK, ITS AGENTS, OFFICERS, EMPLOYEES, DIRECTORS AND SHAREHOLDERS AS OF THE DATE HEREOF. THIS WAIVER AND RELEASE SHALL BE CONSTRUED TO HAVE THE BROADEST POSSIBLE SCOPE.

        13. AMENDMENTS. THE LOAN AGREEMENT AND THIS SIXTH AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LA. R.S.6: SECTION 1121, ET SEQ. THERE ARE NO ORAL AGREEMENTS BETWEEN THE BANK, THE BORROWER, OMNI ALASKA, AVIATION, AND OMNI CANADA. THE LOAN AGREEMENT, AS AMENDED BY THIS SIXTH AMENDMENT, SETS FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS BETWEEN THE BORROWER, AVIATION, OMNI ALASKA, OMNI CANADA AND THE BANK, WITH RESPECT TO THE MATTERS HEREIN SET FORTH. THE LOAN AGREEMENT, AS AMENDED BY THIS SIXTH AMENDMENT, MAY NOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED BY THE BORROWER, AVIATION, OMNI ALASKA,
OMNI CANADA AND THE BANK.

        14. GOVERNING LAW: COUNTERPARTS. This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana. This Sixth Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same instrument.

        15. CONTINUED EFFECT. Except as expressly modified herein, the Loan Agreement shall continue in full force and effect. The Loan Agreement as amended by this Sixth Amendment is hereby ratified and confirmed by the parties hereto.

	IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed and delivered as of the date hereinabove provided by the authorized officers each hereunto duly authorized.


                                        OMNI ENERGY SERVICES CORP.

                                        By:_______________________________
                                             Name:  John H. Untereker
                                             Title:  President,  Chief
                                                    Executive Officer


                                        AMERICAN AVIATION L.L.C.
                                        By: Omni Energy Services Corp.,
                                            as Sole Member

                                        By:________________________________
                                             Name:  John H. Untereker
                                             Title:  President, Chief
                                                    Executive Officer



                                        OMNI ENERGY SERVICES CANADA CORP.
                                        (f/k/a HAMILTON DRILL TECH INC.)

                                        By:________________________________
                                             Name:  John H. Untereker
                                             Title:  Treasurer



                                        OMNI ENERGY SERVICES- ALASKA, INC.

                                        By:________________________________
                                             Name:  John H. Untereker
                                             Title:  Treasurer



                                        HIBERNIA NATIONAL BANK

                                        By:________________________________
                                             Name:  Tammy M. Angelety
                                             Title:    Vice President